EXHIBIT 32.1



             CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350

                        AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10Q of First
Keystone Corporation (the "Corporation") for the period ended March 31, 2009, as filed with the Securities and Exchange Commission (the
"Report"), I, J. Gerald Bazewicz, President and CEO, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.



                                  /s/ J. Gerald Bazewicz
                                  J. Gerald Bazewicz
                                  President and CEO


May 8, 2009